UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2012

MARINEMAX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18167 U.S. Highway 19 North, Suite 300

Clearwater, Florida 33764

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (727) 531-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2012, Mr. Edward A. Russell, Executive Vice President and Chief Operating Officer of MarineMax, Inc. (the “Company”), announced his resignation from the Company in order to pursue other opportunities. Mr. Russell’s principal duties will be assumed by individuals within the Company.

The Company plans to pay Mr. Russell severance equal to the average of his base salary and bonus for the two prior full fiscal years for 18 months and to provide for the vesting and exercisability for their full term of Mr. Russell’s unexercised stock options.

The Company wishes to express its appreciation to Mr. Russell for his 28 years of dedicated service to the Company and its predecessors and wishes him well in his new endeavors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012	MARINEMAX, INC.

/s/ Michael H. McLamb
	Name:	Michael H. McLamb
	Title:	Executive Vice President, Chief Financial Officer and Secretary

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